FDIC loss share (expense) income	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements [Abstract]
FDIC loss share (expense) income

Note 41 – FDIC loss share expense

The caption of FDIC loss share (expense) income in the consolidated statements of operations consists of the following major categories:

	Years ended December 31,
(In thousands)	2014	2013	2012
Amortization of loss share indemnification asset	$(189,959)	$(161,635)	$(129,676)
Reversal of accelerated amortization in prior periods	12,492	-	-
80% mirror accounting on credit impairment losses[1]	32,038	60,454	58,187
80% mirror accounting on reimbursable expenses	58,117	50,985	30,771
80% mirror accounting on recoveries on covered assets, including rental income
on OREOs, subject to reimbursement to the FDIC	(13,124)	(16,057)	(2,979)
80% mirror accounting on amortization of contingent liability
on unfunded commitments	-	(473)	(969)
Change in true-up payment obligation	(1,791)	(15,993)	(13,178)
Other	(797)	668	1,633
Total FDIC loss share expense	$(103,024)	$(82,051)	$(56,211)
[1] Reductions in expected cash flows for ASC 310-30 loans, which may impact the provision for loan losses, may consider reductions in both principal and interest cash flow expectations. The amount covered under the FDIC loss sharing agreements for interest not collected from borrowers is limited under the agreements (approximately 90 days); accordingly, these amounts are not subject fully to the 80% mirror accounting.

As discussed in Note 1, the FDIC indemnity asset amortization for the year ended December 31, 2014 included a benefit of approximately $12.5 million to reverse the impact of accelerated amortization expense recorded in prior periods. This amount will be recognized as expense over the remaining portion of the Loss Sharing Agreement that expires in the quarter ending June 30, 2015.

During 2014, the Corporation revised its analysis of expected cash flows which resulted in a net decrease in estimated credit losses, which was driven mainly by commercial loan pools. Though this will have a positive impact on the Corporation's interest accretion in future periods, the carrying value of the indemnification asset was amortized to reflect lower levels of expected losses. This amortization is recognized over the shorter of the remaining life of the loan pools, which had an average life of approximately six years, or the indemnification asset, which expires at June 30, 2015, for commercial, construction and consumer loans and June 30, 2020 for single-family residential mortgage loans.